UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): May 22, 2009 (May 22, 2009)

                               ANTS SOFTWARE INC.
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             (Exact name of Registrant as specified in its charter)

            Delaware                 000-16299                13-3054685
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  (State or other jurisdiction      (Commission            (I.R.S. Employer
        of incorporation)           File Number)           Identification No.)

     700 Airport Blvd. Suite 300, Burlingame, CA                    94010
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      (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (650) 931-0500


                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 1.02 Termination of a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities.

         On or about May 19, 2009, ANTs software inc. (the "Company" or "ANTs") and David Brown, Brown Development ACC and MH Investments, the holders of $750,000 in convertible promissory notes (the "Notes") agreed to amend the Notes and convert the principal face value of the Notes into Common Stock of the Company.

         David Brown, Brown Development ACC and MH Investments, the holders of an aggregate of $625,000 in Notes agreed to convert the principal amount of those Notes into Common Stock of the Company at a conversion price of forty cents ($0.40) per share and MH Investments, the holder of a $125,000 Note, agreed to convert the principal amount of that Note into Common Stock of the Company at a conversion price of sixty cents ($0.60) per share. The Company issued 1,770,833 shares in connection with the conversions.

         The note holders agreed to forgive all interest accrued from January 1, 2009 through the date of conversion and the Notes were terminated.

         The sales of these securities were made in reliance upon Rule 506 and
Section 4(2) of the Securities Act of 1933, as amended (the "Act") and such securities have not been registered and will not be registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ANTs software inc.



Date:    May 22, 2009         By:         /s/    Joseph Kozak
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                                       Joseph Kozak, Chief Executive Officer and
                                       President

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